UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 3, 2014

SECUREALERT, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 0-23153

Utah	87-0543981
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

150 West Civic Center Drive, Suite 400, Sandy, Utah  84070
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 451-6141

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 2, 2014, SecureAlert, Inc. (“Registrant”) entered into a Stock Purchase Agreement (the “SPA”) to purchase from BFC Surety Group, Inc., (“Seller”), all of the issued and outstanding shares and equity interests (collectively the “Shares”) of Emerge Monitoring, Inc., a Florida corporation (“Emerge”), which is the direct owner of all of the issued and outstanding equity interests of Emerge Monitoring II, LLC, a Florida limited liability company and wholly-owned subsidiary of Emerge (“Emerge LLC”), and a majority (65%) of the equity interest of Integrated Monitoring Systems, LLC, a Colorado limited liability company and subsidiary of Emerge LLC. The SPA contains customary representations and warranties and covenants, including provisions for indemnification, subject to the limitations described in the SPA. Certain key employees of the acquired entities will continue to operate the acquired entities following the closing. The closing of the transaction occurred on June 2, 2014, and is subject to customary closing conditions.

The purchase price for the Shares is $7,360,000 and was paid in cash on June 3, 2014.

The description of the SPA in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibits 10.1 to this report.

Item 8.01  Regulation FD Disclosure.

The Registrant issued a press release on June 3, 2014 to disclose the transaction described in Item 1.01 above.  A copy of the press release is furnished with this Report on Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited combined financial statements of Emerge as of and for the years ended December 31, 2013 and 2012, the notes related thereto and the related independent auditor’s report will be filed within 71 days of the date of this Form 8-K.

(b)           Pro Forma Financial Information

The pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)           Exhibits.

10.1	Stock Purchase Agreement* dated as of June 2, 2014, by and between SecureAlert, Inc. and Bankers Surety Group, Inc.

99.1	Press Release dated June 3, 2014

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*
Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish as supplemental information copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SecureAlert, Inc.

By: _/s/Guy Dubois_____________________

Its: Chairman of the Board_______________

Dated:  June 3, 2014

EXHIBIT INDEX

10.1	Stock Purchase Agreement* dated as of June 2, 2014, by and between SecureAlert, Inc. and Bankers Surety Group, Inc.

99.2	Press Release dated June 3, 2014

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*
Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish as supplemental information copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.